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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 29, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                             AMKOR TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      000-29472                                        23-1722724
COMMISSION FILE NUMBER                   (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                              1345 ENTERPRISE DRIVE
                             WEST CHESTER, PA 19380
                                 (610) 431-9600
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
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ITEM 5. OTHER EVENTS.

      On October 29, 2002 we issued a press release (attached hereto as Exhibit 99.1) announcing our financial results for the quarter ended September 30, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1    Text of Press Release dated October 29, 2002
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMKOR TECHNOLOGY, INC.

                                             By: /s/ KENNETH T. JOYCE
                                             ----------------------------------
                                             Kenneth T. Joyce
                                             Chief Financial Officer

                                             Dated: October 30, 2002